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                                                                       Exhibit 2
                                                                       ---------

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Donald W. Burton his or her true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself or herself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and Rules 144, 144A and 145 of the Securities Act of 1933, as amended (the "Securities Act"), and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act, by the Securities Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 18th day of July, 1996.


                                        /s/ W. Scott Miller
                                        ----------------------------------
                                        W. Scott Miller


                                        /s/ Sandra P. Barber
                                        ----------------------------------
                                        Sandra P. Barber





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